Note 10 - 2022 Convertible Note Offering	12 Months Ended
Sep. 30, 2022
Notes 2022 [Member]
Notes to Financial Statements
Debt Disclosure [Text Block]
10.	2022 CONVERTIBLE NOTE OFFERING

On July 7, 2022, the Company announced that it had entered into a Securities Purchase Agreement (the “2022 SPA”) with certain institutional and accredited individual investors (collectively, the “2022 Investors”) providing for the issuance and sale by the Company to the 2022 Investors of (i) Senior Secured Convertible Promissory Notes (each a “2022 Note” and collectively, the “2022 Notes”) in the aggregate principal amount of $4.23 million, which includes an aggregate $0.705 million original issue discount in respect of the 2022 Notes; (ii) Warrants (the “2022 Warrants”), to purchase an aggregate of 425,554 shares (the “2022 Warrant Shares”) of Common Stock; and (iii) 63,833 shares of Common Stock (the “2022 Inducement Shares”) equal to 15% of the principal amount of the 2022 Notes divided by the closing price of the Common Stock immediately prior to the Closing Date (as defined below). The 2022 Notes, 2022 Warrants and 2022 Inducement Shares were issued as part of a convertible note offering authorized by the Company’s board of directors (the “2022 Note Offering”). The aggregate gross proceeds for the sale of the 2022 Notes, 2022 Warrants and 2022 Inducement Shares was approximately $3.5 million, before deducting debt issuance costs of $775,000 consisting of fair value of the placement agent’s warrants of approximately $220,000 and other estimated fees and offering expenses payable by the Company of approximately $555,000. The closing of the sales of these securities under the 2022 SPA occurred on July 6, 2022 (the “2022 Closing Date”).

The 2022 Notes bear interest on the unpaid principal balance at a rate equal to ten percent (10%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum accruing from the Closing Date until the 2022 Notes become due and payable at maturity or upon their conversion, acceleration or by prepayment, and may become due and payable upon the occurrence of an event of default under the 2022 Notes. Any amount of principal or interest on the 2022 Notes which is not paid when due shall bear interest at the rate of the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum amount allowed by law from the due date thereof until payment in full.

The 2022 Notes are convertible into shares of Common Stock at the option of each holder of the 2022 Notes from the date of issuance at $9.14 (the “Conversion Price”) through the later of (i) January 6, 2024 (the “Maturity Date”) and (ii) the date of payment of the Default Amount (as defined in the 2022 Note); provided, however, certain 2022 Notes include a provision preventing such conversion if, as a result, the holder, together with its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the holder’s, would be deemed to beneficially own more than 4.99% of the outstanding shares of the Common Stock (as applicable, the “Ownership Limitation”) immediately after giving effect to the Conversion; and provided further, the holder, upon notice to us, may increase or decrease the Ownership Limitation; provided that (i) the Ownership Limitation may only be increased to a maximum of 9.99% of the outstanding shares of the Common Stock; and (ii) any increase in the Ownership Limitation will not become effective until the 61st day after delivery of such waiver notice. The Conversion Price is subject to adjustment as set forth in the 2022 Notes.

The 2022 Notes contain customary events of default, which include, among other things, (i) our failure to pay when due any principal or interest payment under the 2022 Notes; (ii) our insolvency; (iii) delisting of our Common Stock; (iv) our breach of any material covenant or other material term or condition under the 2022 Notes; and (v) our breach of any representations or warranties under the 2022 Notes which cannot be cured within five (5) days. Further, events of default under the 2022 Notes also include (i) the unavailability of Rule 144 on or after six (6) months from the First Closing Date or January 6, 2023; (ii) our failure to deliver the shares of Common Stock to the 2022 Note holder upon exercise by such holder of its conversion rights under the 2022 Note; (iii) our loss of the “bid” price for its Common Stock and/or a market and such loss is not cured during the specified cure periods; and (iv) our failure to complete an uplisting of our Common Stock to any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American by February 15, 2023 (an “Uplist Transaction”).

The 2022 Warrants (i) have an exercise price of $9.94 per share; (ii) have a term of exercise equal to 5 years after their issuance date; (iii) became exercisable immediately after their issuance; and (iv) have a provision preventing the exercisability of such 2022 Warrant if, as a result of the exercise of the 2022 Warrant, the holder, together with its affiliates and any other persons whose beneficial ownership of our Common Stock would be aggregated with the holder’s, would be deemed to beneficially own more than the Ownership Limitation. The holder, upon notice to us, may increase or decrease the Ownership Limitation; provided that (i) the Ownership Limitation may only be increased to a maximum of 9.99% of outstanding shares of our Common Stock; and (ii) any increase in the Ownership Limitation will not become effective until the 61st day after delivery of such waiver notice. The number of shares of Common Stock into which each of the 2022 Warrants is exercisable and the exercise price therefor are subject to adjustment as set forth in the 2022 Warrants, including standard antidilution provisions, and adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise). In the event of a Fundamental Transaction (as defined in the 2022 Warrants) holders of the 2022 Warrants would be entitled to receive alternate consideration in connection with such Fundamental Transaction, but only to the extent that holders of our Common Stock were entitled to receive the same. Moreover, as long as the 2022 Notes and 2022 Warrants remaining outstanding, upon the issuance of any security in connection with any potential future financing activity on terms more favorable than the existing terms, the Company has an obligation to notify the holders of the 2022 Notes and 2022 Warrants of such more favorable terms and to use best efforts to effect such terms in the 2022 Notes and 2022 Warrants. Finally, because of the Company’s net loss position, the shares underlying the 2022 Notes on an as converted basis are excluded from the calculation of basic and fully diluted earnings per share. Similarly, because of the Company’s net loss position, there was no impact on the calculation of basic and fully diluted earnings per share related to the classification of the 2022 Warrants as participating securities.

The Company retained a placement agent in connection with the private placement of $2.4 million of the 2022 Notes to the institutional investors. The Company paid the 2022 Placement Agent 10% of the gross proceeds in the 2022 Placement Agent from certain institutional investors, or $240,000 and we also reimbursed the 2022 Placement Agent approximately $58,000 for non-accountable banking fees, legal fees and other expenses. In addition, we issued 2022 Placement Agent Warrants to purchase an aggregate of 31,510 shares of Common Stock. An additional $1.1 million was raised in connection with the placement of the private placement notes, which included certain accredited investors some of which were Board members and executive officers of the Company. Board member, Laurence Hicks, and executive officers, Terrence W. Norchi and Michael S. Abrams, invested in the 2022 Senior Secured Convertible Notes. The investment made in the 2022 Senior Secured Convertible Notes made by the Board member and executive officers totaled $80,000.

In addition, as a part of the 2022 Convertible Notes Offering, certain holders (the “Series Holders”) of the Company’s 10% Series 2 Convertible Notes (the “Series Notes”) agreed to exchange their Series 2 Notes for promissory notes of the Company on substantially similar terms to those of the 2022 Notes (the “Subordinated”). The Subordinated Notes are convertible into 76,563 shares of Common Stock at a conversion price of $9.14. The holders of the Subordinated Notes did not receive warrants or inducement shares. In connection with the issuance of the Subordinated Notes, the Series Holders entered into a subordination agreement on July 6, 2022 (the “Closing Date”) to subordinate their rights in respect of the Subordinated Notes to the rights of the Investors in respect of the 2022 Notes. As of July 7, 2022, approximately $600,000 of the Series 2 Notes and accrued interest of approximately $100,000 were included in the exchange.

Further, in connection with the 2022 Note Financing, we are required to complete an Uplist Transaction by February 15, 2023 under the terms of the 2022 Notes. If we are unable to complete an Uplist Transaction, then the 2022 Notes will become immediately due and payable and we will be obligated to pay to each 2022 Note holder an amount equal to 125%, multiplied by the sum of the outstanding principal amount of the 2022 Notes plus any accrued and unpaid interest on the unpaid principal amount of the 2022 Notes to the date of payment, plus any default interest and any other amounts owed to the holder, payable in cash or shares of Common Stock.

During the fiscal year ended September 30, 2022, the Company recorded interest expense on the 2022 Notes of approximately $421,000 consisting of accrued interest of approximately $119,000 and accretion of original issue discount debt discount and issuance costs of approximately $302,000.

Allocation of Proceeds

The Company accounted for the Senior Secured Convertible Notes, the 2022 Warrants, and the 2022 Inducement Shares relating to the aforementioned July 2022 Senior Secured Convertible Promissory Notes in accordance with ASC 470-20-25-2 “Debt” which states that the allocation of the proceeds from the financing shall be based on the relative fair values of the securities issued at the time of the issuance. The 2022 Inducement Shares and the 2022 Warrants, which are indexed to the Company’s stock, are classified within stockholders’ equity (deficit) in the accompanying consolidated financial statements. The allocated value of the 2022 Inducement Shares and the 2022 Warrants are $314,523 and $1,470,133, respectively. The allocated value of the Senior Secured Convertible Notes are $1,740,344 were allocated as long-term liabilities in the accompanying consolidated financial statements. The fair value of the 2022 Placement Agent Warrants of $219,894 are being accounted for as debt issuance costs and are classified within stockholders’ equity (deficit) in the accompanying consolidated financial statements. As of September 30, 2022, the net carrying amount of the Senior Secured Convertible Notes was $2,362,273 with unamortized debt discount and issuance costs of $2,567,507.

The 2022 Warrants and the 2022 Placement Agent Warrants were valued as of July 6, 2022 using the Black Scholes Model with the following assumptions:

	2022 Investor Warrants	2022 Placement Agent Warrants
Closing price per share of Common Stock	$9.98	$9.98
Exercise price per share	$9.94	$10.06
Expected volatility	88.44%	88.44%
Risk-free interest rate	2.96%	2.96%
Dividend yield	—	—
Remaining expected term of underlying securities (years)	5.0	5.0